Exhibit 99.1

7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM7/27/2006 11:19:30 AM

Investor Presentation July 24, 2006

 Data Semiconductor HB-LED Scientific Storage Wireless ResearchEmbedded Storage for CE Microdrives / Femto TFHS Perpendicular recording 90 and 65nm 300mm HB-LED / Wireless, Automotive, Camera Cell Phones, Backlit LCD TV Nanotech, Material & Life Science Veeco Provides Enabling Technology in Process Equipment and Metrology for Multiple Growth Markets

Veeco’s Strategy For Growth Develop a broad product line of enabling Process Equipment and Metrology technologies. Develop strategic relationships with technology leaders worldwide. Capture leading market share in all product lines. Leverage our exposure to end markets with high-growth potential. Fuel our growth through the development of new products tied to our customers’ new technology roadmap demands. Continually improve our operations to remain profitable through industry cycles. WE BELIEVE THERE IS A MULTI-HUNDRED MILLION DOLLAR GROWTH OPPORTUNITY FOR VEECO EXISTING IN THE TECHNOLOGIES WE OWN TODAY

Veeco Enters a Multi-Year, Multi-Market Growth Opportunity Consumer Electronics technology & capacity investments require new Veeco Equipment & MetrologyBrightness Roadmap for solid state lighting requires continued MOCVD technology advancesMore 3D Metrology required as dimensions shrink below 90nm Nanoscale Research requires atomic instrumentation 2006 Opportunity for Growth in All Veeco Core Markets +25-30% +25-30% Flat to -5% Flat ~$455 to 465M +10-13%+35% -36% +27% -2% $410.2M +5% ‘05 Veeco Revenue ‘06 Veeco Revenue Forecast Hard Disk Drive HB-LED/ Wireless Semi-conductor Scientific Research

ADD MATERIAL (DEPOSITION) REMOVE MATERIAL IMAGE, MEASURE & MONITOR Broad Product Line of Process Equipment and Metrology Technologies WHAT WE DO ’06 NEW PRODUCTS at HIGHER GROSS MARGINS PROCESS EQUIPMENT METROLOGY NEW PRODUCT REVENUE TO EXCEED $175 MILLION Ion Beam Deposition (IBD) ☒ Physical Vapor Deposition (PVD) ☒ Atomic Layer Deposition (ALD) ☒ Molecular Beam Epitaxy (MBE) Diamond-Like Coating (DLC) ☒ Metal Organic CVD (MOCVD) ☒Ion Beam Etch (IBE) ☒ Precision Lapping/Slicing ☒ Atomic Force Microscopy (AFM) ☒ Scanning Probe Microscopy (SPM) ☒ Stylus & Optical Profilers ☒

We Have Strategic Relationships With Global Technology Leaders & Strong Market Share STRONG MARKET SHARE SERVING GLOBAL INDUSTRY LEADERS Semiconductor #1 AFM, Leader Optical HB-LED / Wireless A Leader in MOCVD and MBE Scientific Research #1 Research AFM Data Storage #1 TFMH Equipment THOUSANDS OF CUSTOMERSHDD COMPANIES WHO MAKE TFMHS

Q2 – Top 15 Customers by Orders… Across All Major Veeco Markets $25M $27M $20M $71M TOTAL $ ORDERS BY MARKET X Huahong Semi 13. X DT Fineelectronics 11. X IPG Photonics 12. IM Flash Technology Korae Photonics Hynix Semi Tekcore Samsung Dalian Meiming Epitaxy Huga Opto Tech Western Digital LG Innotek Headway/TDK/SAE Hitachi Global Storage Tech Seagate Scientific Research LED / Wireless Semiconductor Data Storage X 1. X 2. X 15. X 14. X 10. 6 5 4 TOTAL TOP 15 BY MARKET X 9. X 8. X 7. X X 6. X 5. 4. X 3. RECORD LEVELS

SOLID Q2 RESULTS Revenue in line…growth in Orders, Gross Margin and EBITA REVENUE $111.6M …ABOVE GUIDANCE, +8% vs. Q205 ORDERS $143.2M…UP 21% FROM Q205; 13% over Q106 (5 YEAR HIGH) …ABOVE GUIDANCE EBITA $9.6M...UP 57% FROM Q205 EPS (NON GAAP) $0.18 PER SHARE VS. $.09 IN Q205, ABOVE GUIDANCE GROSS MARGIN 44.5% VS 42% Q205 CASH $116.0M BOOK/BILL 1.28 TO 1

Management Highlights CONTINUED Gross Margin 44.5% Up 250 basis points from prior year (40% GM for Equipment, 51% GM Metrology) EBITA $9.6M vs $6.1M in prior year (up 58%) 6 month YTD Revenue & Orders are up 1.08 to 1 1.47 to 1 1.31 to 1 Book/Bill $92M down 2% $178M up 44% $270M up 24% Orders $85M down 1% $121M up 8% $206M up 4% Revenue Metrology Equipment 6 Month Total

Veeco’s Financial Model

Veeco Has a Diverse Revenue Base… Growth in Data Storage and LEDRevenue by Product Equipment up 10% Revenue by Market Data Storage up 12% HB-LED / Wireless up 32% Scientific Research up 9% Revenue by GeographyAPAC growth +75% Veeco benefits from product, market and geographic diversity. Q206 REVENUE $111.6M…up 8% Equipment 60% Rev $67.3M GM 40.0% Metrology 40% Rev $44.3M GM 51% HB-LED /Wireless 16% Scientific Research 25% Data Storage 48% Semiconductor 11% Europe 14% U.S. 29% Asia Pacific 47% Japan 10%

Q2 Orders Reflect Strong Data Storage and HB-LED APAC Growth Orders by Product Equipment Orders Up 38% Metrology Down 3% Orders by Market Data Storage Orders Up 18% HB-LED Orders Up 106% Semiconductor Orders Up 6% Orders by Geography APAC Up 37% U.S. Up 65% Q206 Orders $143M (5 year high)…up 21% Equipment 66% Orders $94.3M Metrology 34% Orders $48.9M HB-LED/ Wireless 19% Scientific Research 17% Data Storage 50% Semiconductor 14% Europe 7% U.S. 36% Asia Pacific 43% Japan 14% Combined Data Storage / HB-LED (69% of orders) growing at 34%

Veeco’s 2006 Growth Opportunity… Increased Revenues and Gross Margins ($M) $163 +9% $182 +12% $190 +4% $227 +75% $228 FLAT $275 +20% 2004 2005 2006F Metrology Process EquipmentRevenue $390M Revenue $410M Revenue $465M* 30% GM52% GM39% GM 35% GM51% GM42% GM 40% GM53% GM45% GM Growth +13%Growth +5%Growth +40%Revenue and margin growth opportunities in both Equipment and Metrology * Annual guidance $455 – 465M

2006… Gross Margins and EBITA Trend Upward*EBITA calculation = earnings before interest, taxes and amortization… see reconciliation table Gross Margin TRENDING UP EBITA ($M)TRENDING UP Gross Margin Growth to 46-48% in Q406 Expect Y/Y EBITA Growth in Each Quarter of 2006. Q2 EBITA Up 58% 40%42%44%43%44%46 - 48%44.5%44.5%0%10%20%30%40%50%Q105Q205Q305Q405Q106Q206Q306FQ406F$2.6$6.1$8.3$11.9$5.6$9.6$16-19M$14-16M$0$5$10$15$20$25Q105Q205Q305Q405Q106Q206Q306FQ406F

Q2… 21% Order Growth… Increased Backlog… Supports Strong 2H Revenue Revenue ($M) TRENDING UP Orders ($M) TRENDING UP Q2 Orders Up 13% Sequentially. Up 21% Year Over Year. Revenue to Trend Upward. Expect Year Over Year Revenue Growth In Each Quarter *$122M midpoint of Q3 Order Guidance $99$119$85$103$122F*$143$127$0$20$40$60$80$100$120$140$160Q105Q205Q305Q405Q106Q206Q306F$94$103$100$113$94$112Q3 and Q4 $125-$130M$0$20$40$60$80$100$120$140Q105Q205Q305Q405Q106Q206Q306FQ406F

2006-07 Continued Growth in… Revenue, Margins and EBITA ($M)*EBITA calculation = earnings before interest, taxes and amortization… see reconciliation table Gross Margin EBITA* Revenue 2006 Revenue Growth +15 to +17% Gross Margin Improvement +300 Basis Points Per Year EBITA Nearly Doubles Again For 2006 39%42%~48%~45%0%5%10%15%20%25%30%35%40%45%50%200420052006F 2007F$390$410$500+$455 - $465$0$100$200$300$400$500$600200420052006F2007F$14$29$45-50M$0$10$20$30$40$50$60$70$80$90$100200420052006F2007F$>70M

Improved Financial Performance in Trough and Peak Quarters* $49M 3.5% 35% 38% 100% Equipment Trough Quarter $45M 16% 35% 51% 100% Metrology Revenue EBITA Oper Expense Gross Margin Sales 100% 45% 39% $94M 6% Total Veeco ~$135 to $140M 20% 30% 50% E 46% M 56% 100% 2007 Target for Peak Quarter $75M 17% 26% 43% 100% Equipment Peak Quarter $53M 25% 31% 55% 100% Metrology 100% 48% 32% $128M 16% Total Veeco Earn 5 to 6% in Trough quarters ($90 – 95M) Earn 15 to 18% in Peak quarters ($125 – 135M) *Assumes a 60/40 Equipment/Metrology Revenue Mix

Improve Profitability… Cost Reduction … Operational Excellence Initiatives Achieve target quarterly business model $135 – 140M 48 – 50% 30% 18 – 20% Sales Gross Margin Operating Expense EBITA Operational excellence to include inventory reduction, capex reduction, DSO management and cash generation …best practices across all of Veeco Implement SAP across all Veeco divisions to eliminate layers of order entry / financial management 2007 Quarterly Timeframe Simplify Veeco operational organization around a single Process Equipment and a single Metrology senior management structure with emphasis on: Centralized material purchasing/better supplier management Increased outsourcing content of new products Development of common hardware/software platforms Shorter manufacturing cycles …less inventory …improved reliability 2006 Reduce system material content…use of centralized buying… partnering with Brooks Automation In Progress

Q3 2006 GUIDANCEQ3 revenues to be in the range of $125 - $130 million. Q3 orders to be in the range of $115 - $130 million. Q3 2006 GAAP in the range of $0.23 to $0.29 per share. Q3 2006 non-GAAP (excluding amortization) earnings per diluted share are expected to be between $0.25 and $0.30 using a 35% tax rate, including options expense.

Data Storage Opportunity

02004006008001000120014001600 195619661976198619962006 M Units – Annual HDD Shipments PC 3.5” 2.5” 3rdERA 2016 Mainframe 24”, 14” 1stERA Mini-computer 8”, 5.25” 2ndERA 2004 Consumer era 2.5” 1.8” 1” 3.5” DVD/HDD recorder since 2002 MP3 HDD since 2001 4thERA Source : Hitachi GST Estimate Consumer Applications Enable Exponential Hard Drive Growth… Unit Growth to Double

Data Storage… Hard Disk Drive Unit >20% Compound Growth …Consumer Electronics Segment Will Approach Size of Computer Market Segment1980 1985 1990 1995 2000 2005 2010 2015 Unit Drive Shipments (M) 800 700 600 500 400 300 200 100 0 Consumer Electronics Laptop PC Desktop PC Enterprise Servers Desktop Laptop TiVo iPod GPS Mobile Phones Approx 30% of HDDs by 2006 Xbox

Consumer Electronics and Mobile Segment Will Drive Unit Growth 1980 1985 1990 1995 2000 2005 2010 2015 Unit Drive Shipments (millions) 800 700 600 500 400 300 200 100 0 Consumer Electronics Laptop PC Desktop PC Enterprise 20% 20% 33% 4% 6.8% CAGR ’05-09 453M 379M Total 97M 76M Mobile 119M 79M Consumer Electronics 205M 193M Desktop 33.3M 30M Enterprise HDD Units 2006F HDD Units 2005F

HDD Opportunity: Unprecedented Technology and Form Factor Changes Occurring Simultaneously Areal Density (Gbit/in 2 ) 2 )Perpendicular Recording 1000 10010 1 00 01 02 03 04 05 06 07 Perpendicular Recording Longitudinal Recording CPPGMRTMRPico Slider Femto Slider Slider Shrinks (FEMTO) and Wafer Size Increases (200mm) Microdrives Microdrives TFMH Technology Changes Drive Capital Equipment Growth Areal density roadmap increases (30%) per year toward CPP (perpendicular recording) capable of 1 Terabit/in² (2008)…will require new manufacturing technology. Mini Micro NamoPico Femto(100%) (70%) (50%) (30%) (20%)19751987199019952004?Mini Micro NamoPico Femto(100%) (70%) (50%) (30%) (20%)19751987199019952004?

Rapid adoption of PMR and TMRTechnology and Transition to Femto Sliders Areal Density Growth 125 to 500 Gbits/in2 èFemto, PMR and TMR technologies have stringent requirements for Process Equipment and Metrology Technology Advances to Meet Market Requirements… requires continued investment 0%10%20%30%40%50%60%70%80%90%100%200520062007200820092010YearAdoption [%]01002003004005006007008009001000GBits/in2PMRAreal DensityTMRCPP-GMRFemto

Data Storage Capital Intensity Increases… 10% of HDD Revenue 10.6% $5.68 B $53.6 B 2010 10.1% (avg.) $21.45 $211.9 B Total (2006-2010) 8.9% $2.87 B $32.4 B 2006 9.9% $3.62 B $36.6 B 2007 10.3% $4.29 B $41.5 B 2008 10.4% $4.96 B $47.7 B 2009 7.9% $2.23 B $28.1 B 2005 Percentage Capital Equipment Spending/ Revenue Total HDD Industry Est. Capital Equipment Spending Total HDD Company Est. Revenue Year Source: Tom Coughlin, Coughlin Associates

Data Storage Multi-Year Investment in New Technology & Capacity… Provides Veeco with Continued Growth 10% Larger Wafer 150mm/200mm $90M 2003 ~35% $220M $167M $123M Veeco Revenue CAGR 2006F 2004 2005 30% 14% 2.3% 0% PMR Content 80% 31% 3.1% 0% Femto Content Perpendicular recording / Areal density growth Femto sliders/200mm wafers Continued CE & mobile growth TMR higher areal density growth Consumer elec Seagate / Maxtor Areal density growth 30% per year GMR Flash emerges Modest industry / areal density investment Market Conditions +22% CAGR New Slider tools (saws/lapping) New PVD / ALD deposition Adv. Metrology Auto AFM New Nexus IBE / IBD / DLC Optical Profiler New Veeco Products 1579 1385 1181 885 TFMH (M) Growth 2007 2006 2005 2004 Technology(units)

Veeco HDD Strong Y/Y Growth Trends… Quarters Remain Volatile Veeco to Continue our Commitment to HDD. Well Positioned to Remain the TFMH Equipment Industry Leader Veeco HDD Revenues ($M) 34% CAGR $91M $124M $167M $220M $0$50$100$150$200$2502003200420052006F

We are Early in Move to Perpendicular Recording Perpendicular recording will be multi-generational Source: Tom Coughlin, Coughlin Associates Gen 1Perp.Gen 2Perp.Gen 3Perp.Gen 4Perp.Longitudinal RecordingHDD Product10.00100.001,000.0010,000.00Q1 2000Q2 2000Q3 2000Q4 2000Q1 2001Q2 2001Q3 2001Q4 2001Q1 2002Q2 2002Q3 2002Q4 2002Q1 2003Q2 2003Q3 2003Q4 2003Q1 2004Q2 2004Q3 2004Q4 2004Q1 2005Q2 2005Q3 2005Q4 2005Q1 2006Q2 2006Q3 2006Q4 2006Q1 2007Q2 2007Q3 2007Q4 2007Q1 2008Q2 2008Q3 2008Q4 2008Q1 2009Q2 2009Q3 2009Q4 2009Q1 2010Q2 2010Q3 2010Q4 2010Areal Density in Gbpsi.Gen 1Perp.Gen 2Perp.Gen 3Perp.Gen 4Perp.Longitudinal RecordingGen 1Perp.Gen 2Perp.Gen 3Perp.Gen 4Perp.Longitudinal RecordingHDD Product10.00100.001,000.0010,000.00Q1 2000Q2 2000Q3 2000Q4 2000Q1 2001Q2 2001Q3 2001Q4 2001Q1 2002Q2 2002Q3 2002Q4 2002Q1 2003Q2 2003Q3 2003Q4 2003Q1 2004Q2 2004Q3 2004Q4 2004Q1 2005Q2 2005Q3 2005Q4 2005Q1 2006Q2 2006Q3 2006Q4 2006Q1 2007Q2 2007Q3 2007Q4 2007Q1 2008Q2 2008Q3 2008Q4 2008Q1 2009Q2 2009Q3 2009Q4 2009Q1 2010Q2 2010Q3 2010Q4 2010Areal Density in Gbpsi.

Veeco…A Strategic Partner to Every Step of the Manufacturing Process Our strategy has been to provide tool and process technology, improved productivity, and a broad range of products to be the world-wide strategic supplier to the TFMH industry.

New Veeco Process Tools Are Clusterable to Standard Platform Asymmetry control for narrow TW CD control for PMR Sub 100nm shallow step for low HMS Sub 20 Å overcoat for low HMS Deep Cavity Etch (RIE replacement) TMR/CPP & HMM Isolation, and seed for TMR & PMR Alumina and metal layers WAFER SLIDER

HB-LED / Wireless Opportunity

Early Stage, High-Growth Opportunity LED market opportunity in its infancy – traffic lights, key pads, LCD monitors We have key enabling technology, MOCVD Each LED generation requires new MOCVD equipment Our focus on process technology development, support and strategic customer relationships

HB-LED / Wireless opportunity: “Brightness” Defines Next Generation Veeco MOCVD Color Binning (wavelength in nanometers) Brightness (mW per std LED area)8mW 7mW 6mW 5mW 4mW 3mW 2mW 1mW Large LCD Backlighting Mobile Phones Traffic Lights Outdoor Signage General Lighting GaNzilla II MOCVDNext Gen MOCVDNext Gen +1 MOCVD2002 2003 2005 2006 2007 2004 >2010 2000 Blue Keypads Automotive New Applications Enable By Brighter Epitaxy Films +/-5nm +/-4nm +/-3nm <+/-2.5nm <+/-2.0nm

1960 1970 1980 1990 2000 2010 2020 Relative LED Unit Shipments Enterprise Red Indicator Lights Red HB-LEDs Blue & Green HB-LED (GaN) White Backlighting General Illumination Red LED Blue & Green HB-LED Red HB-LED Tail Light HB-LED Headlights Small LCD Backlighting Cell Phone PDA Large LCD Backlighting $12B HB-LED Market Size Solid State Lighting Growth Opportunity: Red, Green, Blue HB-LED / Wireless >20% CAGR

Multi Year HB-LED / Wireless Growth Driven By “White LED” Penetration of LCD TV, Automotive & Architectural Lighting 138M 10B 2004 27% +23% +20% CAGR $175M+15% 13.0% 395M 25B 2009 Mobile phones Outdoor signs Traffic lights Camera flash Backlit laptops Auto lighting Specialty interior lighting General illumination Backlit LCD TV Auto headlights Architectural lighting 9.0% 3.5% 1.0% 0.2% LED - Backlit Penetration$150M30% $115M+30% $88M+30 to 35% $65M Veeco CS Revenue353M 308M 264M 215M Flat Panel Backlit Units (2) Market Applications 21B 2008 18B 15B 12.5B LED Units* (1) 2007 2006 2005 * For emerging applications such as signs/displays, signals, automotive and illumination. (1) Source: Strategies Unlimited (2) Source: Display Search

Multi-Year Growth Opportunity: HB-LED Units Forecast: 23% CAGR Red/Orange/Yellow Blue/Green/UV 23% CAGR Source: Strategies Unlimited and Veeco Estimates 010,00020,00030,00040,00050,00060,00020052006200720082009# Devices (Millions)

HB-LED Opportunity – Multi-Year Equipment Growth From Increased Adoption Automotive Lighting General Illumination Outdoor Signage Mobile Appliances Headlamps Dashboard Heads up displays 60 million light vehicles produced per year; only 40% use LEDs Headlamps and DRL will be introduced as brightness continues to increase Early Architectural Architectural and General Illumination 5% of LED market growing fast Flexibility of light quality and color drives early adoption 5 years before adoption into general lighting Large displays Traffic signals Storefront lighting Signage displays continue to become larger and more dynamic Beijing 2008 Olympics driving growth in China Cell phones PDAs Flashlights 57% growth in LEDs for backlighting in 2004 Expected growth for white “flash” LED and other small displays LCD Backlighting Flat Panel TVs Laptops Retail Display Color rendering significantly higher than CCFL (100% NTSC) Adopted for high-end TV units; will increase penetration as price falls 2006-2007 GROWTH OPPORTUNITY

Emerging Applications – First Wave Small Panel Displays (’06/’07 MOCVD) HB-LEDs are capturing small panel display backlighting Cost and brightness now meet requirements Replaces CCFL backlight, no mercury Provide weight, power and panel thickness advantage “Every small LCD panel maker in Taiwan is qualifying HB-LED backlighting now” – Taiwan HB-LED Mfg. GaNzilla II Meets Cost And Performance Requirements LEDs provide “slimmer and more efficient” LCDs

2008/09 Growth Driven By Large Panel TV Backlighting LED cost competitive 32” LCD TV by 2007 RGB chipsets Color spectrum coverage is adoption driver CCFL = 85% LED = 105% Backlighting Unit Shipment Forecast 40-44 inch LCD TV Segment0510152020062007F2008F2009F2010FMillion UnitsCCFLLED penetration

Veeco’s Double-Digit Growth Opportunity in MOCVD Small Display Backlighting Driven Source: Veeco Estimates Auto / Architectural General Lighting TAM FORECAST: 20% CAGR Large Display Backlighting Driven 05010015020025030035020052006F2007F2008F2009F$MillionsAsP MOCVD R/O/Y TAM RevenueGaN MOCVD B/G TAM Revenue

Veeco Well Positioned Across Global Leaders China Japan Europe Korea Taiwan US Recent Capacity Investment in Korea & Taiwan…some customers becoming “key accounts” -partnership, process development, multi-unit orders… China Emerging… Japan Opportunity for Veeco

GaNzilla II: Improved Uniformity Driving Share Gains in 2006 LEDs are binned based on wavelength Wavelength uniformity key measure of Yield Tighter distribution is better Customer reaction has been very positive – “more good die per wafer” Binning cost equals GaN EPI cost GaNzilla II GaNzilla I >30% Improvement with GaNzilla II vs GaNzilla I

Veeco Advantage: Process Support and Technology Development University of California Santa Barbara Member of SSLDC- World’s top in SSL researchers Joint development project on new LED materials Veeco to place GaN research system Korea Optoelectronics Technology Institute MOU signed June 2006 Access to state of the art LED mfg. facility Veeco to place GaN production system Veeco’s focus on process development and technology roadmap will be critical to future success Access to leading technology and advanced LED manufacturing facilities

Veeco Metrology

Veeco’s Leading Metrology Solutions DMEMS Optical Dimension V AFM Dektak Stylus Multimode V AFM Dimension AFP $190M+ Revenues 2006, GM expansion 51->53% in 2006 Leadership positions in: Semiconductor, Data Storage, General Industrial, MEMS Metrology Nano/Bio Research – university & nano-center focused business 2006 Focus for Automated AFM Reference metrology tool Data Storage opportunity New platform development for 2007 2006 Focus for Research AFM and Optical: Launch Next Generation Products and New Market Opportunities

Success in Auto-AFM: Lab-to-Fab Veeco created the Semi AFM Market Opportunity and remains the clear market leader >350 Automated AFM systems shipped Automated Pole Tip Recession Metrology Markets Data Storage Non destructive, accurate metrology Markets Semiconductor CCD Advanced 3D AFM Metrology Markets Data Storage Mask New AFP For CMP & Etch Metrology Markets Semiconductor Data Storage

Growing Application Space for Automated AFMs Auto-AFMs used for in-line metrology in CMP, Etch, Litho and Mask modules Auto-AFM continues penetration at 65 & 45nm with new Veeco solutions Fab-based Reference Metrology for TEM replacement Advanced Mask Metrology for 45nm and below Advanced Lithography for Line Edge Roughness & Line Width Variation Veeco Auto-AFM Revenue >20% CAGR 2003-2006 Polygate TEM Etched Polygate X3D Image Advanced Mask Structure X3D Image 28nm Isolated Line 28nm Isolated Line

Auto-AFM New Applications in Data Storage Rapid adoption of PMR and TMR TechnologyAreal Density Growth 125 to 500 Gbits/in2 èAdvanced Perpendicular recording requires new 3D metrology not satisfied by current techniques 3D Auto-AFM provides non-destructive complete 3-D imaging capability displacing FIB-SEMS All major DS customers utilize 3D-AFM for PMR Metrology SEM Image of LMR Structure Advanced PMR Structure X3D Image 1-2 systems sold to date per customer

New Applications in Image Sensor Technology 2003 2004 2005 2006 2010 CMOS imagers CCDs Source: IC Insights CMOS and CCD imager markets, $ billions CMOS Image Sensor (CIS) Technology is replacing CCD $1.29 $1.94 $2.56 $3.12 $3.28 $3.03 $4.30 $2.75 $10.84 $1.91 $9B $8B $7B $6B $5B $4B $3B $2B $1B $0 Auto-AFM provides In-line measurement for height & width enabling higher resolution, lower cost image sensors. All major customers utilize Veeco Auto-AFM for height and width metrology. CCD = Charged Coupled Device 35% CAGR Diagram Illustrating CMOS Lens Mechanism CMOS Lens Structure AFP Image

Increasing Application Space is Improving Veeco’s Auto-AFM Entitlement 2-5 1-2 1-2 4-7 1 CMP & Etch Photomask Reference CMOS Sensor Data Storage # Systems per fab Continued Application Penetration in Semi market Reference, TEM/SEM Replacement, Low-k, Gate CDMarket Expansion into CMOS Image Sensor and Data Storage PMR Veeco Technology Adoption is 2X Industry vs. Semiconductor Process Diagnostic Eqt.

Nano Ruler World Leader in Surface Science and Metrology Magnetic Bits (HDD) 160nmx40nm (100Gb/in2). MEMS 10um – 1mmTransistor 0.5um – 90nm Quantum Dots 20nm wide ea. Silicon Atom 0.2nm dia Human Hair 70um wideRed Blood Cells 3um dia DNA Strand 2nm wide Nanotech 1,000,000nm 100,000nm 10,000nm 1,000nm 100nm 10nm 1nm 0.1nm Bio Nano Microtech Thin Films TFH, IC Veeco Has the Broadest Line of Tools For Micro to Nano Applications DMEMS Optical Dimension V Dektak Stylus Multimode V Installed Base of 7,500 AFMs

Our Scientific Heritage Will Drive New Growth Areas 8-15% End Market Growth in Nano/Bio Research, Consumer Electronics & MEMS will Drive Veeco’s Instrumentation Growth in 2007 and BeyondCancer Research - AFM Bone Studies - AFM Heart Stent Development - Optical Data Storage Metrology – AFM & Optical DLP & MEMS Metrology - Optical Windows On The World – R&D Market Veeco Scientific Tools Have a Rich History of enabling leading Core R&D Close connection with our R&D customers is our incubator for new platforms and emerging growth markets Source: Veeco, SDI, Dataquest, IDE

New Market Areas 2006 New Product Launch Timeline Q1 Q2 Q3 Q4 BioScope II SP3250 V Series AFM DMEMS Optical Caliber AFM D150 Stylus Profiler HD/NT Optical Profiler Dimension AFP New Product Extensions

2005-2006 OPPORTUNITY TO STRENGTHEN BALANCE SHEET THROUGH CASH GENERATION ($M) CASH GENERATED BY OPERATIONS IN 2005 TOTALED $44.9M February 18, 2006: Veeco repurchased $20M of convertible notes December 31, 2005 June 30, 2006 $248.6 $261.8 Shareholder’s Equity 229.2 209.0 Long Term Debt($200M convert due late 2008)567.9 564.1 Total Asset 69.8 72.3 Fixed Assets 229.7 228.0 Working Capital $124.5 $116.0 Cash and Investments ($ IN MILLIONS)

SAFE HARBOR STATEMENT     To the extent that this presentation discusses expectations about market conditions, market acceptance and future sales of Veeco’s products, Veeco’s future financial performance, future disclosures, or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the challenges of volatility in end market conditions and the cyclical nature of the data storage, semiconductor, HB-LED/wireless and scientific research markets, risks associated with integrating acquired businesses and the acceptance of new products by individual customers and by the marketplace and other factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2005, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.In addition, this presentation may review non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10K and 10Q filings available on www.veeco.com

APPENDIX

Q206 RECONCILIATION TABLE 2006200520062005Operating income$5,607$2,032$7,246$177Adjustments:Amortization expense3,9894,0268,0048,516Earnings before interest, income taxes and amortization, excluding certain items ("EBITA")9,5966,05815,2508,693Interest expense, net1,1491,9592,5274,105Gain on extinguishment of debt--(330)(1)-Adjustment to exclude gain on extinguishment of debt--330-Earnings excluding certain items before income taxes8,4474,09912,7234,588Income tax provision at 35%2,9561,4354,4531,606Earnings excluding certain items$5,491$2,664$8,270$2,982Earnings excluding certain items per diluted share$0.18$0.09$0.27$0.10Diluted weighted average shares outstanding31,25430,00330,94630,017(1) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the early extinguishment of debt in the amount of $0.6 million, offset by a $0.3 million proportionate reduction in the related deferred financing costs for a net gain of $0.3 million.NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information.Veeco Instruments Inc. and SubsidiariesReconciliation of operating income to earnings excluding certain items(In thousands, except per share data)(Unaudited)Three months endedJune 30,Six months endedJune 30,

Q306 GUIDANCE RECONCILIATION TABLE High End Low End 3,900 3,900 Amortization expense 16,100 13,900 Earnings before interest, income taxes and amortization, excluding certain items (“EBITA”) 1,500 1,500 Interest expense, net 14,600 12,400 Earnings excluding certain items before income taxes 5,111 4,340 Income tax provision at 35% $9,490 $8,060 Earnings excluding certain items $0.30 $0.25 Earnings excluding certain items per diluted share 32,100 32,100 Diluted weighted average shares outstanding(1) The forecasted income tax expenses for the three months ending September 30, 2006 high end and low end guidance is $1.5 million. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used by management to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information $20,000 $17,800 Operating income Guidance for three months ended Sept 30, 2006 (in thousands)

RECONCILIATION OF OPERATING INCOME (LOSS) "GAAP BASIS" to EBITA ADJUSTMENTSOperating income (loss) "GAAP basis"Amortization expenseAsset impairment chargesInventory write-offsMerger and restructuring expensesWrite-off of deferred chargesPurchase accounting adjustmentsWrite-off of purchased in-process technologyEarnings before interest, income taxes, & amortization excluding certain items ("EBITA")FOR THE YEARS ENDING2007 (F)55,000$ 15,000$ -$ -$ -$ -$ -$ -$ 70,0002006 (F)34,16315,837------50,000200511,06616,583--1,165---28,8142004(11,558)18,4658165003,562-1,49860013,8832003(9,325)13,800--5,403-1,6641,50013,0422002(137,895)13,32399,66315,00011,248---1,339200120,3259,4693,41813,5473,046--8,20058,00520007,1383,7363,72215,32214,206---44,124199939,709479--2,600--2,47445,262199821,837389--7,500675--30,401199738,994276--2,250--4,20045,720199637,900200------38,100199524,200200------24,40019948,000300------8,300